Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Preferred and Income Securities Fund
(the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated January 30, 2015, as supplemented on February 17, 2015 and February 20, 2015

Dated June 18, 2015

Due to his impending retirement from Flaherty & Crumrine Incorporated, the Fund’s Sub-Adviser has announced that Robert M. Ettinger will no longer serve as a portfolio manager for the Fund as of June 30, 2015.  Mr. Ettinger has served as a portfolio manager since the Fund’s inception in 2011.

R. Eric Chadwick, Bradford S. Stone and Donald Crumrine will continue to serve as portfolio managers for the Fund.

Please Keep this Supplement with Your Fund’s Prospectus and Statement of Additional Information for Future Reference